EXHIBIT 99.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report of Dreyer’s Grand Ice Cream, Inc. (the “Company”) on Form 10-K for the period ended December 28, 2002, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, T. Gary Rogers, Chairman of the Board and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ T. GARY ROGERS

T. Gary Rogers
Chairman of the Board and Chief Executive Officer

March 28, 2003

A signed original of this written statement required by Section 906 has been provided to Dreyer’s Grand Ice Cream, Inc. and will be retained by Dreyer’s Grand Ice Cream, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.